UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 24, 2010

Unico American Corporation
 (Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

0-3978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

23251 Mulholland Drive
Woodland Hills, California	91364
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 29, 2010, the Registrant issued a news release announcing its results of operations for the year ended December 31, 2010.  A copy of the news release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 24, 2010, the Board of Directors of Unico American Corporation (the Company) voted to ammend the Employment Agreements between the Company and each of Cary L. Cheldin, Chairman of the Board of Directors, President and Chief Executive Officer of the Company, Lester A. Aaron, Treasurer and Chief Financial Officer of the Company, and  Terry L. Kinigstein, Vice President & General Counsel and Secretary of the Company, effective as of January 1, 2010.  Each of Messrs. Cheldin, Aaron and Kinigstein are also Directors of the Company. The amendments extended the term of each the Employment Agreements by one year and fixed the minimum annual base salary of each officer at the amount of his existing annual base salary.  As a result of these amendments, the term of Messrs. Cheldin, Aaron and Kinigstein's Employment Agreements end on December 31, 2014, December 31, 2012 and December 31, 2012, respectively, and the minimum annual base salary of each under his Employment Agreement is $315,000  $237,000 and $198,300, respectively

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1                      News Release dated March 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             UNICO AMERICAN CORPORATION
                                                             (Registrant)

Date: March 29, 2010                        By:   /s/ Lester A. Aaron

                                                             Name:   Lester A. Aaron
                                                             Title:   Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	News Release dated March 29, 2010